UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 3, 2003


                     GE Global Insurance Holding Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                        0-27394               95-3435367
--------------------------------- ------------------------   -------------------
 (State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
  incorporation or organization)                             Identification No.)



                    5200 Metcalf, Overland Park, Kansas 66202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (913) 676-5200



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Item 5. Other Events

On September 3, 2003, GE Global Insurance Holding Corporation ("GE Global Insurance") issued a press release responding to the announcement by Standard & Poor's Ratings Services that it had revised the ratings assigned to GE Global Insurance and certain of its insurance company subsidiaries. A copy of the press release is attached hereto as Exhibit 99(a) and hereby incorporated by reference.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     GE GLOBAL INSURANCE HOLDING CORPORATION




Date:  September 3, 2003
                                 By:
                                     -------------------------------------------
                                     William J. Steilen
                                     Vice President and Controller
                                     (Principal Accounting Officer)


Exhibits Index

99(a) Press release, dated September 3, 2003, issued by GE Global Insurance Holding Corporation.